SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                           FOR REGISTRATION OF CERTAIN
                              CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                CITIZENS BANCORP
               (Exact name of registrant as specified in charter)



           INDIANA                                              35-2017500
    (State of incorporation                                  (I.R.S. Employer
        or organization)                                  Identification Number)


                              60 South Main Street
                                  P.O. Box 635
                            Frankfort, Indiana 46041
          (Address of principal executive offices, including zip code)

                                    Copy to:
                             CLAUDIA V. SWHIER, ESQ.
                               Barnes & Thornburg
                            11 South Meridian Street
                           Indianapolis, Indiana 46204


Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


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         If this  form  relates  to the  registration  of a class of  securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-29031.



Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Registrant's Common Stock, without par value (the "Common Stock"), is incorporated herein by reference to the sections entitled "Restrictions on Acquisition of the Holding Company" and "Description of Capital Stock" on pages 76-81 of the prospectus filed when Rule 424(b) under the Securities Act of 1933, was amended, and relating to the Registration Statement on Form S-1 (Registration No. 333-29031) which was filed with the Securities and Exchange Commission on June 12, 1997.

Item 2.  Exhibits.
         The exhibits filed herewith or incorporated by reference herein are listed on the Exhibit Index at page 4 of this Form 8-A.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be filed on its behalf by the undersigned, thereto duly authorized.

                                          CITIZENS BANCORP


                                          By: /s/ Fred W. Carter
                                              ----------------------------------
                                              Fred W. Carter,  President and
                                              Chief Executive Officer


Dated: October 31, 1997




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                                  EXHIBIT LIST


I.  Exhibits filed with the Commission.

Number Assigned
   in Form 8-A            Description of Exhibit


         1(a) The Articles of Incorporation of Citizens Bancorp are incorporated herein by reference to Exhibit 3(1) to the Registration Statement on Form S-1 (Registration No. 333-29031).

         1(b) The Code of By-Laws of Citizens Bancorp is incorporated by reference to Exhibit 3(2) to the Registration Statement on Form S-1 (Registration No. 333-29031).







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